SUBLEASE

                                  between

                         DALFORT AVIATION SERVICES,

                     a Division of Dalfort Corporation,

                            a Nevada Corporation

                                ("Landlord")

                                    and

                             K-C AVIATION INC.

                           a Delaware Corporation

                                 ("Tenant")

                             TABLE OF CONTENTS
                             -----------------

   Page
1.   Premises..............................................................1
      1.1   Premises.......................................................1
      1.2   Square Footage.................................................2
2.   Term..................................................................2
      2.1   Initial Term...................................................2
      2.2   Extension Options..............................................2
3.   Base Rent; Additional Charges.........................................5
      3.1   Base Rent......................................................5
      3.2   City of Dallas Adjustments.....................................6
      3.3   Rent Adjustments...............................................7
      3.4   Additional Charges.............................................7
      3.5   Late Payments..................................................7
4.   Taxes.................................................................8
      4.1   Definitions....................................................8
      4.2   Payment of Taxes...............................................9
      4.3   Commencement Date..............................................9
      4.4   Tax Reduction Proceedings.....................................10
      4.5   No Forfeiture.................................................10
5.   Use of Premises; Conduct of Business; Insurance Requirements;
     Restrictive Covenant.................................................11
      5.1   Use of Premises...............................................11
      5.2   Conduct of Business...........................................11
      5.3   Insurance Requirements........................................11
      5.4   Restrictive Covenant..........................................11
6.   Utilities............................................................12
7.   Construction of Tenant's Building....................................12
      7.1   Construction..................................................12
      7.2   Plans and Specifications......................................12
      7.3   Approval of Plans and Specifications..........................13
      7.4   Completion of Construction....................................14
      7.5   Payment Bond and Performance Bond.............................14
      7.6   Licenses, Permits.............................................14
      7.7   Personal Property.............................................14
      7.8   Removal of Personal Property..................................15
      7.9   Ownership.....................................................15
      7.10  Removal of Signs..............................................15
      7.11  Tenant Changes................................................16
8.   Maintenance and Repairs..............................................16
      8.1   Repairs.......................................................16
      8.2   Maintenance...................................................16
      8.3   Repair Requirements...........................................17
9.   Liens................................................................17
10.  Compliance with Laws.................................................16
11.  Subordination........................................................17
      11.1  Subordination to Ground Lease.................................17
      11.2  Compliance with Ground Lease..................................17
      11.3  Ground Lessor Approval........................................18
      11.4  Expiration of Sublease Agreement..............................19
      11.5  Subordination to Mortgages....................................19
      11.6  Self-Operating Provisions.....................................20
12.   Assignment and Subletting...........................................20
      12.1  Consent Required..............................................20
      12.2  Notice of Proposed Transfer...................................20
      12.3  Landlord's Electives..........................................21
      12.4  Takeback Space................................................21
      12.5  Landlord's Rights.............................................21
      12.6  Conditions of Assignment or Sublease..........................21
      12.7  No Release of Tenant; No Waiver...............................22
      12.8  Direct or Indirect Sales......................................23
      12.9  Assumption of Obligations by Transferee.......................23
      12.10  Approval by Ground Lessor....................................24
13.  Destruction..........................................................24
      13.1  Restoration...................................................24
      13.2  Insurance Proceeds............................................25
      13.3  Application of Insurance Proceeds Upon Termination............26
      13.4  Waiver of Subrogation.........................................26
14.  Eminent Domain.......................................................27
      14.1  Taking........................................................27
      14.2  Restoration...................................................28
      14.3  Application of Proceeds Upon Termination......................29
      14.4  Condemnation Award............................................29
      14.5  Rental Abatement..............................................30
      14.6  Temporary Taking..............................................30
15.  Expansion Option.....................................................30
      15.1  Option........................................................30
      15.2  Exercise......................................................30
      15.3  Covenant to Build Expansion Facility..........................30
      15.4  Rental and Terms..............................................31
      15.5  "As Is".......................................................31
      15.6  Amendment.....................................................31
16.  Common Areas.........................................................32
      16.1  Landlord Common Area..........................................32
      16.2  Tenant Common Area............................................32
      16.3  Tenant Option Common Area.....................................32
      16.4  Taxiways......................................................32
      16.5  Rules and Regulations.........................................32
      16.6  Additional Common Area Rent...................................33
17.  Default..............................................................33
      17.1  Events of Default by Tenant...................................33
      17.2  Rights and Remedies of Landlord...............................33
      17.3  Events of Default by Landlord.................................35
      17.4  Indemnities...................................................35
18.  Insolvency or Bankruptcy.............................................36
19.  Fees and Expenses; Indemnity; Insurance..............................36
      19.1  Fees and Expenses.............................................36
      19.2  Indemnification...............................................36
      19.3  Additional Indemnification....................................37
      19.4  Insurance.....................................................37
      19.5  Landlord Not Responsible......................................38
20.  Access to Premises; Security.........................................38
      20.1  Access to Premises............................................38
      20.2  Security......................................................39
21.  Notices..............................................................39
22.  Mutual Waivers.......................................................41
      22.1  No Waiver.....................................................41
      22.2  Written Instrument............................................42
23.  Tenant's Certificates................................................42
24.  Guaranty.............................................................43
25.  Authority............................................................43
      25.1  Authority of Tenant...........................................43
      25.2  Authority of Landlord.........................................43
26.  Arbitration..........................................................43
27.  Termination of Sublease by Tenant....................................44
28.  Affirmative Covenants................................................44
      28.1  Affirmative Covenants.........................................44
      28.2  No Exclusion..................................................45
      28.3  Review of Federal Regulations.................................45
30.  Landlord's Increased Leasehold Area..................................45
31.  Miscellaneous........................................................45
      31.1  Landlord and Tenant...........................................45
      31.2  Successors and Assigns........................................46
      31.3  Validity of Provisions........................................46
      31.4  Applicable Laws...............................................46
      31.5  Execution and Delivery........................................46
      31.6  No Representations or Warranties..............................47
      31.7  Review of Documents...........................................47
      31.8  Legal Expenses................................................47
      31.9  Surrender of Premises.........................................47
      31.10 Quiet Enjoyment...............................................48
      31.11 Holding Over..................................................48
      31.12 Brokers.......................................................48
      31.13 Cumulative Remedies; Survival of Indemnities..................48
      31.14 Time is of Essence............................................49
      31.15 Approval of Ground Lessor.....................................49
      31.16 Third Party Beneficiary.......................................49
      31.17 Headings......................................................49

Exhibits
--------
A.    Description of Land
B.    Description of Premises
C.    First Additional Agreement

                                  SUBLEASE
                                  --------

          THIS SUBLEASE (the "Sublease"), made and entered into as of the 17th day of January, 1989, by and between DALFORT AVIATION SERVICES, a division of Dalfort Corporation, a Nevada corporation having offices at 7701 Lemmon Avenue, Dallas, Texas 75209 ("Landlord") and K-C AVIATION INC., a Delaware corporation having offices at 7530 Cedar Springs, Dallas, Texas 75234-0145 ("Tenant"),

                              WITNESSETH: THAT

          WHEREAS, Landlord is the lessee under that certain Love Field Terminal and Air Cargo Facility Lease and Agreement dated May 1, 1967, covering the parcels of land located within the boundaries of Love Field Airport and shown on Exhibit A attached hereto (the "Land") between The City of Dallas as landlord ("Ground Lessor") and Landlord (formerly known as Braniff Realty Company) as tenant, as amended (such ground lease, as now or hereafter from time to time amended, is referred to herein as the "Ground Lease");

          WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant a certain portion of the Land in order to construct a facility thereon subject to and upon the terms, covenants and conditions set forth herein;

          WHEREAS,  Landlord and Tenant are entering into that certain Fuel
Sales   Agreement  of  even  date  hereof  (the  "Fuel  Sales   Agreement")
concurrently with and in consideration of the execution of this Sublease;

          NOW, THEREFORE, Landlord and Tenant hereby covenant and agree as follows:

     1.   Premises.

          1.1  Premises.  Upon and  subject  to the  terms,  covenants  and conditions hereafter set forth, Landlord hereby exclusively leases to Tenant and Tenant hereby leases from Landlord those premises (the "Premises") consisting of a portion of the Land which is identified as the "Lease Area" on Exhibit B attached hereto. Tenant shall, at its sole cost and expense, construct or cause to be constructed, a facility on the Land (the "Building") in accordance with the terms and provisions of this Sublease. (The Building and any and all other buildings, structures or other improvements on the Land shall be collectively referred to as the "Improvements" ). The purpose of Exhibit B is to show the approximate location of Tenant's Building only, and is not meant to constitute an agreement as to the construction of Tenant's Building, the rentable area thereof or the specific location of the common areas or elements thereof.

          1.2 Square Footage. Landlord and Tenant agree that the rentable area of the Premises is approximately 85,000 square feet, and further agree that following the completion of Tenant's Building as provided in Article 7 hereof, the actual square footage of the Premises shall be calculated and agreed upon in writing by the Landlord and Tenant.

     2.   Term.

          2.1 Initial Term. The Premises are leased for a term of ten (10) years (the "Initial Term"), commencing as of the date this Sublease is fully executed by both parties and consented to by the City of Dallas (the "Commencement Date") and expiring at 11:59 p.m. on the day immediately preceding the tenth (10th) anniversary of the date of execution hereof by both parties, subject to the rights of Tenant to extend the term hereof as provided herein, or such earlier date on which this Sublease terminates pursuant to the terms hereof (the "Expiration Date"). Tenant's obligation to pay Rent (as defined in Article 3) pursuant to Article 3 hereof shall begin on a date which is six months after the Commencement Date.

          2.2 Extension Options. Tenant shall have the option to extend the term of this Sublease for up to five (5) consecutive renewal terms (the "Extension Terms"). The first four (4) Extension Terms shall consist of five (5) years each and the fifth (5th) consecutive Extension Term shall consist of four (4) years. Tenant may exercise the Extension Options on the following terms and conditions:

                    (a) Provided that Tenant is not in default of any of the terms, covenants or conditions of this Sublease or of the Fuel Sales Agreement, Tenant may elect, upon written notice given to Landlord on or before the date which is seven (7) months prior to the Expiration Date, to extend the Term hereof for an additional period of five (5) years (the "First Extension Term"), commencing upon the first (lst) day immediately following the Expiration Date. If Tenant fails to timely elect to extend the Term hereof as provided in this Section 2.2(a), Tenant conclusively shall be deemed to have waived its right to extend the Term hereof for the First Extension Term. After the election by Tenant to extend the Term hereof pursuant to this Section 2.2(a), each reference to the "Term" hereof shall mean the term of this Sublease as it has been extended by the First Extension Term, and each reference to the "Expiration Date" hereof shall mean the day immediately preceding the fifteenth (15th) anniversary date of the Commencement Date (unless the Commencement Date is a day other than the first day of a calendar month, in which event the Expiration Date shall be the date fifteen (15) years after the last day of the calendar month following the calendar month in which the Commencement Date occurs), or such earlier date on which this Sublease terminates pursuant to the terms hereof. The precise agreements, terms and conditions hereof shall remain in effect and be applicable throughout the First Extension Term.

                    (b) Provided that Tenant (i) has timely exercised its option to extend this Sublease for the First Extension Term, and
          (ii) is not in default of any of the terms, covenants or conditions of this Sublease or of the Fuel Sales Agreement, Tenant may elect, upon written notice given to Landlord on or before the date which is seven (7) months prior to the Expiration Date (as extended by the First Extension Term), to extend the Term hereof for an additional period of five (5) years (the "Second Extension Term"), commencing upon the first (1st) day immediately following the Expiration Date (as extended by the First Extension Term). If Tenant fails to timely exercise its option to extend this Sublease for the First Extension Term, or to timely elect to extend the Term hereof for the Second
          Extension Term as provided in this Section 2.2(b), Tenant conclusively shall be deemed to have waived its right to extend the Term hereof for the Second Extension Term. After the election by Tenant to extend the Term hereof pursuant to this Section 2.2(b), each reference to the "Term" hereof shall mean the term of this Sublease as it has been extended by the First Extension Term and the Second Extension Term, and each reference to the "Expiration Date" hereof shall mean the day immediately preceding the twentieth (20th) anniversary date of the Commencement Date (unless the Commencement Date is a day other than the first day of a calendar month, in which event the Expiration Date shall be the date twenty (20) years after the last day of the calendar month following the calendar month in which the Commencement Date occurs), or such earlier date on which this Sublease terminates pursuant to the terms hereof. The precise agreements, terms and conditions hereof shall remain in effect and be applicable throughout the Second Extension Term.

                    (c) Provided that Tenant (i) has timely exercised its option to extend this Sublease for the First and Second Extension Terms, and (ii) is not in default of any of the terms, covenants or conditions of this Sublease or of the Fuel Sales Agreement, Tenant may elect, upon written notice given to Landlord on or before the date which is seven (7) months prior to the Expiration Date (as extended by the First and Second Extension Terms), to extend the Term hereof for an additional period of five (5) years (the "Third Extension Term"), commencing upon the first (1st) day immediately following the Expiration Date (as extended by the First and Second Extension Terms). If Tenant fails to timely exercise its option to extend this Sublease for the First or Second Extension Terms, or to timely elect to extend the Term hereof for the Third Extension Term as provided in this Section 2.2(c), Tenant conclusively shall be deemed to have waived its right to extend the Term hereof for the Third Extension Term. After the election by Tenant to extend the Term hereof pursuant to this Section 2.2(c), each reference to the "Term" hereof shall mean the term of this Sublease as it has been extended by the First, Second and Third Extension Terms, and each reference to the "Expiration Date" hereof shall mean the day immediately preceding the twenty-fifth (25th) anniversary date of the Commencement Date (unless the Commencement Date is a day other than the first day of a calendar month, in which event the Expiration Date shall be the date twenty-five (25) years after the last day of the calendar month following the calendar month in which the Commencement Date occurs), or such earlier date on which this Sublease terminates pursuant to the terms hereof. The precise agreements, terms and conditions hereof shall remain in effect and be applicable throughout the Third Extension Term.

                    (d) Provided that Tenant (i) has timely exercised its option to extend this Sublease for the First, Second and Third Extension Terms, and (ii) is not in default of any of the terms, covenants or conditions of this Sublease or of the Fuel Sales Agreement, Tenant may elect, upon written notice given to Landlord on or before the date which is seven (7) months prior to the Expiration Date (as extended by the First, Second and Third Extension Terms), to extend the Term hereof for an additional period of five (5) years (the "Fourth Extension Term"), commencing upon the first (1st) day immediately following the Expiration Date (as extended by the First, Second and Third Extension Terms). If Tenant fails to timely exercise its option to extend this Sublease for the First, Second or Third Extension Term, or to timely elect to extend the Term hereof for the Fourth Extension Term as provided in this Section 2.02(d), Tenant conclusively shall be deemed to have waived its right to extend the Term hereof for the Fourth Extension Term. After the election by Tenant to extend the Term hereof pursuant to this Section 2.02(d), each reference to the "Term" hereof shall mean the term of this Sublease as it has been extended by the First, Second, Third and Fourth Extension Terms, and each reference to the "Expiration Date" hereof shall mean the day immediately preceding the thirtieth (30th) anniversary date of the Commencement Date (unless the Commencement Date is a day other than the first day of a calendar month, in which event the Expiration Date shall be the date thirty (30) years after the last day of the calendar month following the calendar month in which the Commencement Date occurs), or such earlier date on which this Sublease terminates pursuant to the terms hereof. The precise agreements, terms and conditions hereof shall remain in effect and be applicable throughout the Fourth Extension Term.

                    (e) Provided that Tenant (i) has timely exercised its option to extend this Sublease for the First, Second, Third and Fourth Extension Terms, and (ii) is not in default of any of the terms, covenants or conditions of this Sublease or of the Fuel Sales Agreement, Tenant may elect, upon written notice given to Landlord on or before the date which is seven (7) months prior to the Expiration Date (as extended by the First, Second, Third and Fourth Extension Terms), to extend the Term hereof for an additional period of four (4) years (the "Fifth Extension Term"), commencing upon the first (1st) day immediately following the Expiration Date (as extended by the First, Second, Third and Fourth Extension Terms). If Tenant fails to timely exercise its option to extend this Sublease for the First, Second, Third or Fourth Extension Term, or to timely elect to extend the Term hereof pursuant to this Section 2.02(e), Tenant conclusively shall be deemed to have waived its right to extend the Term hereof for the Fifth Extension Term. After the election by Tenant to extend the Term hereof pursuant to this Section 2.02(e), each reference to the "Term" hereof shall mean the term of this Sublease as it has been extended by the First, Second, Third, Fourth and Fifth Extension Terms and each reference to the "Expiration Date" hereof shall mean the day immediately preceding the thirtieth (30th) anniversary date of the Commencement Date (unless the Commencement Date is a day other than the first day of a calendar month, in which event the Expiration Date shall be the date thirty-four (34) years after the last day of the calendar month in which the Commencement Date occurs), or such earlier date on which this Sublease terminates pursuant to the terms hereof. The precise agreements, terms and conditions hereof shall remain in effect and be applicable throughout the Fifth Extension Term.

     3.   Base Rent; Additional Charges.

          3.1 Base Rent. Tenant shall pay to Landlord during the Initial Term annual base rental in the amount of fifty-five cents ($0.55) per square foot, for a total annual base ground rental of approximately Forty-Six Thousand Seven Hundred Fifty Dollars ($46,750.00) subject to adjustment as provided in Section 1.2 (the "Base Rent"), which sum shall be adjusted as hereinafter provided, and shall be payable by Tenant in equal consecutive monthly installments of Three Thousand Eight Hundred Ninety-Five ($3,895.83) Dollars and Eighty-Three Cents (or such other amount as is equal to one-twelfth (1/12th) of the then prevailing Base Rent hereunder) on or before the first day of each month, in advance, at the address specified for Landlord in Article 21 or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deductions or setoff whatsoever. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day calendar month. Notwithstanding the foregoing, no Base Rent shall be owed by Tenant for the first six (6) months of the Initial Term. Landlord and Tenant acknowledge that Base Rent stated herein is calculated based on an area of the Premises of 85,000 square feet. Promptly following completion of the Building, Landlord and Tenant shall determine the actual rentable square footage of the Premises whereupon the Base Rent payable hereunder shall be adjusted accordingly, and Landlord and Tenant shall execute a written instrument setting forth the adjusted Base Rent, if applicable, for the Premises.

          3.2 City of Dallas Adjustments. Under the Ground Lease, the Ground Lessor has the right, from time to time, to increase the Landlord's stated rental rate by redetermining the rental to be paid by the Landlord as the sum of the following:

          (A) An amount of rent that is determined by the prevailing rent then being charged by the Ground Lessor, subject to certain limitations, with certain additional triennial adjustments (the "Prevailing Rental Increment"); and

          (B)  Forty  Cents  ($.40)  per  annum  per  square  foot  of land
               contained  within  the  premises  (the   "Additional   Fixed
               Increment").

          It is understood and agreed by the Landlord and the Tenant that the Base Rent in effect hereunder shall be increased by each Prevailing Rental Increment (less the Base Rent then in effect hereunder) that is imposed as rent upon the Landlord by the Ground Lessor under the Ground Lease, which increases hereunder shall be effective each and every time and as and when each Prevailing Rental Increment is imposed as rent upon the Landlord by the Ground Lessor under the Ground Lease.

          It is further understood and agreed by the Landlord and the Tenant that the Base Rent in effect hereunder shall not be increased by any Additional Fixed Increment that is imposed as rent upon the Landlord by the Ground Lessor under the Ground Lease.

          3.3 Rent Adjustments. Commencing January 1, 1993 and on January 1st of each year thereafter, subject to a maximum adjustment of no more than seven percent (7%) per annum, the Base Rent shall be adjusted as follows:

          PPI Adjustment. On January 1st of each year, the Base Rent payable hereunder shall be adjusted such that the Base Rent shall be equal to the greater of (i) the Base Rent in effect as of such January 1st, or
(ii) the product of the sum of the initial Base Rent payable hereunder plus all adjustments thereto on account of increases announced by the City of Dallas as provided in Section 3.2, multiplied by a fraction, the numerator of which is the PPI for the July immediately preceding such January 1st, and the denominator of which is the PPI for July of 1992. For purposes of this Sublease, "PPI" shall mean the Dallas-Fort Worth, Texas Standard Metropolitan Statistical Area Producers Price Index relative to aviation, or equivalent index, as published from time to time by the Bureau of Labor Statistics, United States Department of Labor, or the generally accepted replacement or successor index.

          3.4 Additional Charges. Tenant shall pay to Landlord all charges and other amounts whatsoever payable by Tenant to Landlord as provided in this Sublease including the Exhibits hereto (collectively "Additional Charges" or "Additional Rent"), including, without limitation, the charges for Real Estate Taxes provided for in Article 4 and Apron Space Rent provided for in Article 16, at the place where the Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges or Additional Rent as for a default in the payment of Base Rent. As used herein, the term "Rent" shall mean the Base Rent and all Additional Charges or Additional Rent.

          3.5 Late Payments. If Tenant shall fail to pay any Rent within ten (10) days after the date the same is due and payable, such unpaid amounts shall be subject to a late payment charge equal to one and one-half percent (1-1/2%) of such unpaid amounts in each instance. Such late payment charge has been agreed upon by Landlord and Tenant, after negotiation, as a reasonable estimate of the additional administrative costs and detriment to Landlord's ability to meet its own obligations relating to the Building in a timely manner that will be incurred by Landlord as a result of any such failure by Tenant, the actual costs thereof in each instance being extremely difficult if not impossible to determine. Such late payment charge shall constitute liquidated damages to compensate Landlord for its damages resulting from such failure to pay and shall be paid to Landlord together with such unpaid amounts.

     4.   Taxes.

          4.1 Definitions. For purposes of this Article 4, the following terms shall have the meanings hereinafter set forth:

                    (a) "Tenant's Share" shall mean _______ percent (____%). Tenant's Share will be computed (and filled in) by dividing the actual total area of the Premises by the total area of the Land and, in the event that either the area of the Premises or the total area of the Land is changed, Tenant's Share will be appropriately adjusted as of the effective date of such change; and as to the Tax Year or Expense Year (as said terms are hereinafter defined) in which such change occurs, Tenant's Share shall be determined on the basis of the number of days during such Tax Year and Expense Year at each such percentage.

                    (b) "Tax Year" shall mean each twelve (12) consecutive month period commencing January 1st of each year, provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Taxes (as hereinafter defined) shall be equitably adjusted for the Tax Years involved in any such change.

                    (c) "Real Estate Taxes" shall mean all taxes, assessments, fees, impositions and charges levied upon or with respect to all or any part of the Land, Building and any other Improvements located thereon. The "Land", "Building" and "Improvements" are collectively referred to as the "Real Property", which term shall also include any personal property of Tenant used in connection therewith. Real Estate Taxes shall include, without limitation, and whether now existing or hereafter enacted or imposed, all general real property taxes and general and special assessments (regardless of the method of valuation utilized by the taxing authority in determining the amount of any such tax or assessment), all charges, fees or assessments, whenever arising or paid or payable, for or with respect to transit, housing, police, fire or other governmental services or purported benefits to or burdens attributable to all or any part of the Real Property or any personal property of Tenant used in connection therewith, all service payments in lieu of taxes, and any tax, fee, imposition or excise on the act of entering into this Sublease or any other lease of space in the Building, or on the use or occupancy of all or any part of the Real Property, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord or Tenant or any part of the Real Property, by the United States of America, the State of Texas, the County of Dallas, the City of Dallas, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may now or hereafter be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Sublease. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord or Tenant from all sources, unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord or Tenant as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include a prorated portion (based on Tenant's Share) of the reasonable legal fees and other costs and disbursements incurred by Landlord in connection with proceedings to contest, determine or reduce Real Estate Taxes, provided, Landlord has given Tenant prior notice of incurring such fees, costs and disbursements and Tenant has provided Landlord with written approval.

          4.2 Payment of Taxes.

                    (a) Prior to Construction of Improvements. Tenant shall be obligated to promptly pay Tenant's Share of the Real Estate Taxes, if any, for such Tax Year, or portion thereof, during the Term of this Lease on or before the due date. Tenant will use its best efforts to obtain a separate tax bill for Tenant's Share of the Real Estate Taxes. Tenant will send Landlord duplicate copies of all paid tax receipts.

                    (b) After Completion of Improvements. Upon completion of the construction of the Improvements in accordance with the terms of this Lease, title to the Improvements shall immediately vest in the City of Dallas. It is the understanding of the parties hereto that the City will be exempt from the payment of any Real Estate Taxes relating to the Improvements. Tenant shall be obligated to promptly pay Tenant's Share of Real Estate Taxes, if any, after the completion of the Improvements and conveyance to the City of Dallas on or before the due date, including, but not limited to, any taxes for Tenant's personal property. Tenant will send Landlord duplicate copies of all paid tax receipts.

          4.3 Commencement Date. If the Commencement Date shall occur on a date other than the first day of a Tax Year, Tenant's Share of Real Estate Taxes for the Tax Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the last day of the Tax Year in which the Commencement Date occurs bears to 365.

          4.4 Tax Reduction Proceedings.

                    (a) Landlord shall have the right to institute tax reduction or other proceedings to reduce the assessed valuation of the Land, Building or other Improvements, unless such Land, Building or other Improvements are separately assessed. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid Tenant's Share of Real Estate Taxes, Landlord shall, after deducting its expenses prorated based on Tenant's Share, including without limitation reasonable attorneys' fees and disbursements, pay Tenant's Share of such rebate to Tenant (prorated for any partial year if appropriate).

                    (b) Tenant shall also have the right to institute tax reduction or other proceedings to contest the legality or validity of any tax assessment or other imposition that it is directly or indirectly required to pay under this Article 4. Landlord agrees to execute and deliver such documents evidencing Tenant's right under this Article 4 which may be necessary or helpful in any such context. Tenant agrees to indemnify and hold Landlord harmless from any and all liability, cost, expense, penalty or interest which may be assessed as a result of Tenant's actions hereunder, and Tenant agrees to promptly pay any amounts which become due as a result of a final determination of its contest.

          4.5 No Forfeiture. Landlord's failure to prepare and deliver any tax bill, notice or statement provided for in this Article 4, or Landlord's or Tenant's failure to make a demand, shall not cause Landlord or Tenant, as the case may be, to forfeit or surrender its right to collect any amount which may become due to it under this Article 4. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to: (i) notify Tenant before filing a property tax return or responding to any inquiry from a taxing authority concerning the property leased hereunder; or (ii) immediately upon receipt, forward to Tenant a copy of any tax assessment or other tax related notification relating to the property leased.

     5. Use of Premises; Conduct of Business; Insurance Requirements; Restrictive Covenant.

          5.1 Use of Premises. Tenant shall use and continuously occupy the Premises during the Term of this Sublease solely for the operation of a facility furnishing aviation management services, general aviation maintenance services, aviation repair services, aircraft completion and modification services, aircraft charter, storage of equipment and supplies and for office and aircraft hangar use ancillary or incidental thereto. Tenant shall not use the Premises for any other use without the prior written consent of Landlord and Ground Lessor.

          5.2 Conduct of Business. Tenant shall not use or occupy, or permit the use or occupancy of, the Premises or any part thereof for any use other than the use specifically set forth in Section 5.1, or in a manner that would conflict with any other provisions of this Sublease, or that would conflict with or violate any permit, special restriction or certificate of occupancy or completion required, recorded or issued for the Premises or the Building.

          5.3 Insurance Requirements. Tenant shall not do anything or permit anything to be done or to exist in or about the Premises which shall subject Landlord or Ground Lessor to any liability or responsibility for injury to any person or property by reason of any business operation or other activity being conducted in the Premises. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations and requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body that shall hereafter perform the function of such Association.

          5.4 Restrictive Covenant.

          (a) Restrictive Covenant. Tenant agrees that, neither it nor any of its subsidiaries or affiliates, or any of them, shall as partner, joint venturer, shareholder, agent, employee, trustee, beneficiary, or in any capacity whatever, directly or indirectly, or in any way participate in the ownership, management, operation or profits of any operation involved in the sale of aviation fuels or recovery and dispatching of general aviation aircraft ("FBO") at Dallas Love Field (the "Restrictive Covenant"), provided that this Restrictive Covenant shall expire on the earliest to occur of (i) 15 years from the Commencement Date, (ii) such time as Landlord permanently discontinues acting as a supplier of aviation fuels at Dallas Love Field Airport, or (iii) the occurrence of a material default under the Fuel Sales Agreement resulting in a termination thereof.

          (b) Validity. In the event the Restrictive Covenant contained in subparagraph (a) above shall be adjudicated by any court of competent jurisdiction to be partially or totally invalid or unenforceable for any reason, such covenant shall be deemed modified to the extent necessary to render it valid and enforceable under the laws of such jurisdiction, or shall be excised from this Sublease, as circumstances may require, and said subparagraph (a), subject to such modification or deletion, shall be enforced to the maximum extent and scope permitted by the laws of such jurisdiction.

          (c) Remedies. Landlord, in addition to all other remedies to which it may be entitled, at law or in equity, in the event of a breach of the Restrictive Covenant, shall also be entitled, as a matter of right, to injunctive relief in any court of competent jurisdiction.

     6.   Utilities.

          Tenant shall, at its sole cost and expense, furnish to the Premises all water, sewage, gas, fire sprinkler, telephone or other communication services and electrical systems (the "Utility Services"). Tenant shall be solely responsible for the maintenance and repair of such Utility Services and shall comply with all applicable governmental laws, codes and regulations relating to such Utility Services. Tenant shall indemnify and hold Landlord harmless against any liability relating to such Utility Services.

     7.   Construction of Tenant's Building.

          7.1  Construction.  Tenant  shall,  at its sole cost and expense, construct or cause to be constructed, an aircraft hangar facility containing approximately 85,000 square feet of net floor area. This Building shall be constructed in accordance with the Plans and Specifications (as defined in Section 7.2). Upon completion of the Building and other Improvements, title to such Building and other Improvements shall immediately vest in the City of Dallas in accordance with the terms and conditions of the Ground Lease.

          7.2 Plans and Specifications. Tenant shall prepare (and shall consult with Landlord in the course of preparing) the following documents (all of which are hereinafter referred to as the "Plans and Specifications").

                    (a) A site plan (the "Site Plan") showing the locations of the proposed Improvements (including, by way of example, rather than of limitation, the locations of the Buildings, ramps, roadways, sidewalks, any other improvements for vehicular or pedestrian ingress and egress, any utility lines or facilities and storage areas) as they are to be constructed on the Premises, which Site Plan shall be satisfactory for submission to the Ground Lessor and any other applicable governmental agencies who are required to review and approve the same;

                    (b) Schematic, elevation and final architectural plans for such improvements (the "Architectural Plans");

                    (c) A signage program for the Premises (the "Signage Plans"). All exterior signs located upon the Premises or the building interior signs which are visible from the interior of the Building must comply with all applicable local, municipal and city ordinances and must be approved by Landlord and Ground Lessor;

                    (d) Gardening and landscaping plan for the Premises (the "Landscaping Plan");

                    (e)  A  schedule  of  exterior   colors  and   building
          materials to be utilized by Tenant for the Building (the "Building Materials Schedule");

                    (f) A lighting  plan for the  Premises  (the  "Lighting
          Plan").

          7.3 Approval of Plans and Specifications. Tenant shall submit the Plans and Specifications to Landlord for approval by Landlord within one hundred and twenty (120) days after the execution date of this Sublease. Tenant shall take no action to effectuate the Plans and Specifications unless Landlord has approved them, which approval shall not be unreasonably withheld or delayed (and in no event beyond thirty (30) days from the date provided to Landlord by Tenant). If Landlord disapproves any of such Plans and Specifications, it shall promptly notify the Tenant thereof and shall indicate in detail to the Tenant the nature of such revisions as must be made for them to be approved. Tenant shall not be required to seek additional approval from Landlord for minor or non-material revisions to the Plan and Specifications, so long as Tenant complies with the terms and conditions of the Ground Lease. Upon approval of the Plans and
Specifications by Landlord, both parties shall sign the Plans and Specifications and it shall be submitted to the Ground Lessor for approval. Upon approval of the Plans and Specifications by the Ground Lessor, the Plans and Specifications shall be submitted to any other applicable governmental agencies, including the Federal Aviation Administration ("FAA"), for requisite review and approval. Tenant agrees to use its best efforts to obtain approval of the Plans and Specifications by Landlord, the Ground Lessor and any other applicable governmental agencies and shall make any necessary revisions to the Plans and Specifications in a timely manner. Landlord agrees to reasonably assist Tenant in obtaining approval of the Ground Lessor of Tenant's Plans and Specifications hereunder. If such Plans and Specifications are not reasonably approved by any of the applicable parties, Tenant shall have the right to terminate this Sublease upon thirty
(30) days written notice and all obligations and liabilities shall terminate and Rent shall be prorated accordingly. Tenant agrees to send Landlord copies of all correspondence to Ground Lessor relating to this Sublease.

          7.4 Completion of Construction. Tenant shall, within twelve (12) months after the date Tenant receives all requisite approvals of the Plans and Specifications (a) construct upon the Premises all of the proposed Improvements in accordance with the Plans and Specifications and in a good and workmanlike manner utilizing quality materials (and shall complete all of them to the extent required for the Tenant to be issued a permanent, unconditional Certificate of Occupancy therefor by the applicable governmental authorities) and (b) open the Building for the use set forth in Section 5.1; provided, however, that such twelve (12) month period may be extended as necessary for delays due to labor disputes, Acts of God or the public enemy, casualty or other conditions or causes beyond Tenant's control, so long as Tenant notifies Landlord of the delay and the reasons for such delay and so long as Tenant thereafter re-commences construction as soon after the delay as possible.

          7.5 Payment Bond and Performance Bond. Prior to the commencement of the construction of the Improvements, Tenant shall furnish to Landlord a true, correct and complete copy of a general construction contract with a reputable and bondable contractor. The Landlord reserves the right to reject the contractor. Tenant shall also provide Landlord with a payment bond and a performance bond for the full amount of such construction contract that are issued by a surety that is acceptable to the Landlord and that are in both form and substance that are acceptable to the Landlord, all in its sole judgement and discretion.

          7.6 Licenses, Permits. Tenant shall keep in full force and effect, at its sole cost and expense, during construction and throughout the Term of this Sublease, all licenses, consents and permits necessary for the construction of the Improvements on the Premises and the lawful use of the Premises, and in connection therewith, Landlord agrees to join with Tenant in the application for such licenses, consents and permits, provided that such application is at no cost or expense to Landlord and further provided that Tenant indemnifies and holds Landlord harmless as set forth in Section 19.2 and Section 19.3.

          7.7 Personal Property. All furniture, furnishings and other articles of movable personal property installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without structural or other material damage to the Building or the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Term; provided that if any of Tenant's Property is removed, Tenant or any party or person entitled to remove it shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from such removal, which obligation to perform or pay for such repairs shall survive the termination of this Sublease.

          7.8 Removal of Personal Property. At or before the Expiration Date of this Sublease, Tenant shall remove from the Premises all of Tenant's Property except such items as the parties shall have agreed are to remain and to become the property of Landlord, and if Landlord so requests, Tenant shall also remove any additional work or alterations installed by Tenant. In each instance, Tenant at its sole cost and expense shall repair any damage to the Premises or Building resulting from such removal. Tenant's obligations under this Section 7.8 shall survive the termination of this Sublease. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date or termination of this Sublease, may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of, without accountability, at Tenant's expense in such manner as Landlord may see fit.

          7.9 Ownership. Subject to the terms and provisions of the Ground Lease, ownership of and title to the Building and all other Improvements located on the Premises shall be conveyed to the Ground Lessor in accordance with Section 7.1. Upon the expiration or earlier termination of this Sublease, Tenant shall remove Tenant's Property in accordance with
Section 7.7 and Section 7.8. The Landlord shall become entitled to possession of the Building and all appurtenances, fixtures, machinery or equipment attached to or used in connection with the Building in the event this Sublease terminates or expires prior to the termination or expiration of the Ground Lease. Tenant shall not remove any appurtenances, fixtures, machinery or equipment (other than Tenant's Property) from the Building or Premises which is required for the operation of the Building for the use set forth in Section 5.1.

          7.10 Removal of Signs. Upon the termination of this Sublease, Tenant shall remove, obliterate or paint out, as required by the Director of Aviation of the City of Dallas, any and all such signs and advertising, and shall restore the Premises and the Building to the same condition as prior to the placement thereon of any signs or advertising. In the event that the Tenant fails to remove, obliterate or paint out each and every sign or advertisement of Tenant the Landlord may have the necessary work performed at the expense of the Tenant, and the charge therefor shall be paid by the Tenant to the Landlord within five (5) days after demand therefor, and a copy of the invoice is provided to Tenant.

          7.11 Tenant Changes. Subject to the terms and conditions of the Ground Lease, Tenant shall make no alterations, installations, additions or improvements (collectively "Tenant's Changes") in or to the Premises without Landlord's prior written consent, which Landlord may not unreasonably withhold. No Tenant's Changes shall require Landlord to do any work or expend any sums, whether pursuant to any applicable law, code or regulation or otherwise, for or with respect to the Premises or any other part of the Real Property. All Tenant's Changes shall be done at Tenant's expense, at such times and in such manner so as not to interfere with the operations of Landlord or its other Tenants, in accordance with plans and specifications approved by Landlord, only by such contractors or mechanics as are approved by Landlord, in conformity with the requirements of this Sublease, and subject to all other conditions which Landlord may reasonably impose. Any proposed Tenant's Changes to or affecting any of the Utility Services must be approved by Landlord, so long as such approval is not unreasonably withheld. Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in connection with any proposed Tenant's Changes, including without limitation any fees charged by Landlord's architect or engineer in connection with the preparation or review of any plans and specifications for any proposed Tenant's Changes, within five (5) days after demand therefor by Landlord.

     8.   Maintenance and Repairs.

          8.1 Repairs. Tenant shall, throughout the Term of this Sublease, and at Tenant's sole cost and expense, take good care of the Building, the Utility Service Equipment, the Premises, and any other Improvements located thereon, and keep them in good order and condition to the extent necessary to maintain them in a first-class condition as defined in the Ground Lease; and

          8.2 Maintenance. Tenant shall keep and maintain the Premises in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice, except as may be necessary for construction work.

          8.3 Repair Requirements. All repairs and replacements made by or on behalf of Tenant or any person or entity claiming through or under Tenant shall be made and performed (a) at Tenant's cost and expense in a good and workmanlike manner by licensed and reputable contractors and mechanics so that such repairs and replacements shall be at least equal in quality, value and utility to the original work or installation; and (b) in accordance with any applicable Rules and Regulations and with all Legal Requirements (as defined in Article 10).

     9.   Liens.

          Tenant shall keep the Premises free from any liens arising out of the construction of the Improvements in accordance with the Plans and specifications or Tenant's Changes and any other work performed, material furnished or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within twenty (20) days after written notice from Landlord or the Ground Lessor of the imposition of any such lien, cause same to be released of record by payment or posting of a proper bond, Landlord shall, in addition to all other remedies provided herein and by law, cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith (including without limitation reasonable attorneys' fees) shall be payable to Landlord by Tenant on demand.

     10.  Compliance with Laws.

          Tenant shall not use or occupy, or permit the use or occupancy of, the Premises in a manner that would violate any Legal Requirements, as defined below. Tenant, at Tenant's cost and expense, shall comply with all Legal Requirements (as defined below) that shall impose any duty upon Landlord or Tenant with respect to the Premises or the use or occupancy thereof. The term "Legal Requirements" shall mean all laws, statutes, codes, acts, ordinances, orders, judgements, decrees, injunctions, rules, regulations, permits, licenses, authorizations, restrictions and requirements of and agreements with all courts and governmental authorities now or hereafter in effect and applicable to the Real Property or any part thereof, or any of the adjoining sidewalks, streets or ways. Landlord shall promptly furnish Tenant with copies of any notices Landlord receives regarding the violation of any Legal Requirements relating to the Premises.

     11.  Subordination

          11.1 Subordination to Ground Lease. This Sublease is subject and subordinate to the Ground Lease, the rights of the Ground Lessor thereunder and any modifications, extensions and renewals of the Ground Lease, and also to all existing mortgages and deeds of trust encumbering Landlord's leasehold interest. If the Ground Lease shall terminate for any reason, or if Landlord shall default under any such mortgage or deed of trust and the mortgagee or beneficiary shall foreclose its lien or accept conveyance in lieu of foreclosure, and provided that immediately prior to the time of such termination or such foreclosure or conveyance in lieu thereof, this Sublease shall be in effect, this Sublease shall, at the election of Ground Lessor or such mortgagee or beneficiary, which election shall be subject in any case to the terms of the Ground Lease or the mortgage or deed of trust, as applicable, become a lease of the Premises between Ground Lessor and Tenant upon all of the terms and conditions set forth in this Sublease; provided that neither Ground Lessor nor such mortgagee or beneficiary shall be liable to Tenant for any default of Landlord under this Sublease occurring prior to such termination, foreclosure or conveyance in lieu of foreclosure, or be subject to any offsets, counterclaims or defenses which Tenant may be entitled to assert against Landlord or be bound by payments by Tenant of Base Rent for more than one month in advance of the due date thereof or payments of security deposits or Additional Charges, unless Landlord delivers such amounts to Ground Lessor or such mortgagee or beneficiary. Tenant hereby acknowledges receipt of a copy of the Ground Lease from Landlord.

          11.2 Compliance with Ground Lease. In addition to all of the terms and provisions contained herein, Tenant shall comply with all of the provisions of the Ground Lease which are to be observed and performed by Landlord (as Tenant thereunder) save and except those provisions of the, Sublease regarding the payment of rent. The Ground Lease is incorporated in this Sublease for all purposes as if fully set forth herein and Landlord shall notify Tenant of any change or amendments to such Ground Lease prior to the effective date thereof, or if that is not possible, as soon as reasonably possible. Tenant agrees to indemnify, defend and hold Landlord and its directors, officers, agents and employees harmless from any claim or liability arising from Tenant's failure to comply with the provisions of the Ground Lease. Tenant hereby acknowledges receipt of a copy of the Ground Lease. Notwithstanding anything herein to the contrary, in the event of a conflict between the terms and conditions of the Ground Lease, as amended, and the terms and conditions of this Sublease, the Ground Lease shall control.

          11.3 Ground Lessor Approval. Landlord and Tenant hereby acknowledge that this Sublease is subject to the approval of Ground Lessor, and it is further acknowledged that nothing herein contained shall enlarge or extend the liabilities and obligations of the Ground Lessor. Notwithstanding anything contained herein to the contrary, the parties hereto shall be bound by all terms and conditions of this Sublease, including, without limitation, Tenant's obligation to pay rental hereunder, pending receipt of approval by the Ground Lessor; provided, however, that Landlord shall not be liable or have any further obligations to Tenant in the event the Ground Lessor does not approve this Sublease.

          11.4 Expiration of Sublease Agreement. In the event of cancellation or termination of the Ground Lease prior to the expiration of the Term hereof, or in the event of the surrender thereof, whether voluntary, involuntary, or by operation of law, or should Landlord fail to exercise any of its extension options under the Ground Lease, the Tenant shall make full and complete attornment to the Ground Lessor for the balance of the term of this Sublease, upon the same covenants and conditions as are contained herein, so as to establish direct privity of estate and contract between the Ground Lessor and the Tenant, with the same force and effect as though this Agreement was originally made directly from the Ground Lessor to the Tenant. The Tenant shall make all Rental payments thereafter directly to the Ground Lessor.

          11.5 Subordination to Mortgages. In addition to being subject and subordinate to the Ground Lease, this Sublease shall be subject and subordinate at all times to: (a) the lien of any mortgages or deeds of trust that may now exist or hereafter be executed in any amount for which the ground leases or underlying leases, Building rentals, or Landlord's interest or estate in any of said items is specified as security. Landlord shall use its best efforts to secure in any such mortgages or deeds of trust and in any such other ground leases or underlying leases a covenant on the part of the mortgagees, beneficiaries or ground or underlying lessors thereunder to recognize the interest of Tenant under this Sublease in the event of any foreclosure or conveyance in lieu of foreclosure, or any termination of any such ground or underlying lease, if at the time of any such event Tenant is not then in default hereunder. Notwithstanding any recognition of this Sublease by any such mortgagees, beneficiaries, or by Ground Lessor or any existing mortgagee or beneficiary, (i) Tenant's interest under this Sublease shall nevertheless be subject to the rights of such mortgagees or beneficiaries or Ground Lessor to insurance and condemnation proceeds with respect to the Real Property, (ii) any such recognition of Tenant's interest under this Sublease shall not result in any liability or responsibility on the part of any such mortgagees, beneficiaries or Ground Lessor, for any past defaults of Landlord, the prepayment of any Rent by Tenant, any claim or setoff that Tenant may have against Landlord, or any obligations of Landlord with respect to the construction of the Building or the Premises, or any part thereof, and
(iii) no amendment of this Sublease shall be binding on any such mortgagees or beneficiaries or ground or underlying lessors or Ground Lessor without such party's written consent. Notwithstanding the foregoing, so long as Tenant shall pay its Rent and perform all of its obligations hereunder, no such mortgagee or beneficiary shall interfere with Tenant's use and occupancy of the Premises in accordance with the terms hereof.

          11.6 Self-Operating Provisions. The provisions of this Article 11 shall be self-operative and no further instrument shall be required. Tenant covenants and agrees, however, to execute and deliver, promptly upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the subordination of this Sublease with respect to the Ground Lease or the lien of any such mortgages or deeds of trust.

     12.  Assignment and Subletting.

          12.1 Consent Required. Neither Tenant, nor any other person or entity which at any time uses or occupies, or holds any interest in this Sublease with respect to, all or any part of the Premises, whether acquired directly or indirectly from Tenant, including without limitation any subtenant or subassignee and any person or entity acquiring any interest of Tenant or any such other person or entity under this Sublease pursuant to any foreclosure sale or conveyance in lieu thereof (collectively "Transferor"), shall directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of its interest in or rights with respect to the Premises or its leasehold or subleasehold estate (collectively, "Assignment") or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, "Sublease"), without Landlord's and Ground Lessor's prior written consent in each instance as provided hereinbelow, and each Transferor's leasehold estate shall consist only of the right to use and occupy the Premises (or the portion thereof covered by a Sublease) for its own purposes during the term of its leasehold estate.

          12.2 Notice of Proposed Transfer. If Tenant or any other Transferor desires at any time to enter into an Assignment or a Sublease, it shall first give written notice to Landlord of its intention to do so (the "Notice of Proposed Transfer"), which notice shall contain (a) the name of the proposed assignee, subtenant or occupant (collectively "Transferee"), (b) the nature of the proposed Transferee's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease, and (d) the most recent financial statement or other equivalent financial information concerning the proposed Transferee. In addition, Tenant shall provide to Landlord such other financial information as Landlord may request concerning the proposed Transferee. Once given, any such Notice of Proposed Transfer shall be irrevocable for such period of time as is permitted under Section 12.3 for Landlord to make an election and for such election to become final.

          12.3 Landlord's Electives. At any time within twenty (20) days after Landlord's receipt of any Notice of Proposed Transfer, Landlord may by written notice to Tenant or other Transferor elect to (a) Sublease itself from Tenant the portion of the Premises covered by the Sublease specified in the Notice of Proposed Transfer, or any portion thereof, on the terms and conditions set forth in the Notice of Proposed Transfer, except as otherwise provided in Section 12.4 and Section 12.5, (b) consent to the Sublease or Assignment, or (c) disapprove the Sublease or Assignment. Landlord may elect the option in clause (a) above in its sole and absolute discretion; provided that if Landlord does not elect the option in clause (a), then Landlord agrees not to unreasonably withhold its consent to the Sublease or Assignment, but in any event such Sublease or Assignment shall be subject to the provisions of Section 12.6.

          12.4 Takeback Space. In the event Landlord elects the options set forth in Section 12.3(a) with respect to all or any portion of the Premises (the "Takeback Space"), Tenant or other Transferor shall (a) at all times provide without charge reasonable and appropriate access to the Takeback Space (if less than the entire Premises) and use of any common facilities.

          12.5 Landlord's Rights. If Landlord elects to Sublease from Tenant or other Transferor as described in Section 12.3(a), (a) Landlord shall have the right to use the Takeback Space for any legal purpose consistent with the Ground Lease, as amended, or this Sublease, (b) the rent and any other charges payable by Landlord to Tenant or other Transferor thereunder shall be that set forth in the Notice of Proposed Transfer, (c) Landlord may make alterations and improvements to the Takeback Space as it shall elect and any such alterations or improvements may be removed, in whole or in part, prior to or upon the expiration of the Sublease, provided that any damage or injury to the Takeback Space caused by such removal shall be repaired, and (d) Landlord shall have the right to further assign or sublease the Takeback Space to any party without the consent of Tenant or other Transferor, provided, that Landlord shall be and remain liable to Tenant for the payment of the rent and other charges payable by Landlord hereunder and for the performance of all of the terms, covenants, conditions and agreements relating to the Takeback Space to be performed by Landlord.

          12.6 Conditions of Assignment or Sublease. If Landlord consents to any Sublease or Assignment as set forth in Section 12.3(b):

                    (a) Tenant or other Transferor may thereafter within ninety (90) days after Landlord's consent enter into such Assignment or Sublease, but only with the party and upon the specific terms and conditions set forth in the Notice of Proposed Transfer;

                    (b) In the case of a Sublease, Tenant shall pay to Landlord monthly, together with the monthly installments of Rent hereunder, fifty percent (50%) of the excess, if any, of any and all sums actually paid to or on behalf of Tenant under or in connection with such Sublease over (i) the Rent payable by Tenant under this Sublease for the space covered by such Sublease (which shall be a pro rata portion of the Rent payable hereunder in the case of a Sublease of a portion of the Premises), (ii) costs of any additional leasehold improvements made to the space sublet in excess of the cost to Landlord of any Landlord's Work which is not billed to and paid for by Tenant, allocated to the space sublet (on a per rentable square foot basis), and provided that such leasehold improvement costs shall be amortized over the shorter of the useful life of such leasehold improvements or the remaining term of this Sublease as of the date of installation of such leasehold improvements, and (iii) Tenant's reasonable costs incurred in subleasing the space, including reasonable commissions and reasonable legal fees and expenses, or incurred in enforcing the terms of the Sublease or pursuing any remedies against the subtenant, including reasonable legal fees and expenses, provided that Tenant shall furnish Landlord with copies of bills or other similar documentation substantiating such costs; and

                    (c) Such Sublease or Assignment shall be subject to and in full compliance with all of the terms and provisions of this Sublease; and Landlord's consent to such Sublease or Assignment shall not be construed as a consent to any terms thereof which are inconsistent or in conflict with any of the provisions of this Sublease unless and only to the extent that Landlord in such consent specifically agrees in writing to be bound by such inconsistent or conflicting terms.

          12.7 No Release of Tenant; No Waiver. No consent by Landlord to any Assignment or Sublease by Tenant or other Transferor shall relieve Tenant or other Transferor of any obligation to be performed by Tenant or such Transferor under this Sublease, arising before the Assignment or Sublease, nor shall it relieve Tenant or other Transferor from the obligation to obtain Landlord's express written consent to any other
Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Article 12 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Sublease. The acceptance of any Rent by Landlord from a proposed Transferee shall not constitute consent to such Assignment or Sublease by Landlord or a recognition of any Transferee or a waiver by Landlord of any failure of Tenant or other Transferor to comply with this Article 12.

          12.8  Direct or  Indirect  Sales.  Subject to the  provisions  of
Section 12.3, any direct or indirect sale or other transfer of a majority of the voting stock of Tenant or other Transferor, if Tenant or such Transferor is a corporation, or any direct or indirect sale or other transfer of a majority of the general partnership interests in Tenant or other Transferor, if Tenant or other Transferor is a partnership, whether any such sale or transfer shall occur as the result of any single transaction or event or any series of transactions or events, shall be an Assignment for purposes of this Article 12 if this Sublease constitutes all or substantially all of the real estate assets of Tenant or other
Transferor. In addition, any direct or indirect sale or other transfer, including by merger or consolidation, of all or a substantial part of the assets of Tenant or other Transferor to another person or entity, shall constitute an Assignment for purposes of this Article 12. As used in this
Section 12.8, the term "Transferor" shall also mean any entity which has guaranteed Tenant's or other Transferor's obligations under this Sublease, and the prohibitions hereof shall be applicable to any direct or indirect sales or transfers of the stock, partnership interests or assets of said guarantor to the same extent as if such guarantor were the Tenant hereunder.

          12.9 Assumption of Obligations by Transferee. Each Transferee, other than Landlord, shall assume all obligations of Tenant under this Sublease and shall be and remain liable for the payment of Rent, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that without limiting the obligations of Tenant under this Sublease the Transferee shall be liable to Landlord for Rent only in the amount set forth in the Assignment or Sublease unless otherwise agreed by the parties thereto. No Assignment shall be binding on Landlord unless Tenant or other Transferor or Transferee shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant or assumption by such Transferee satisfactory in substance and form to Landlord and consistent with the requirements of this
Section 12.9, but the failure or refusal of such Transferee to execute such instrument of assumption shall not release or discharge such Transferee from its liability as set forth above. Tenant or other Transferor shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with any proposed Assignment or Sublease, including without limitation the costs of making investigations as to the acceptability of the proposed Transferee and reasonable legal costs incurred in connection with the granting of any requested consent. Notwithstanding the foregoing, Tenant shall not be required to pay any of the foregoing costs in connection with the granting of a requested consent which exceed seven hundred fifty dollars ($750.00). If Landlord shall exercise any of its options under Section 12.3 (a) or (c), Transferor shall indemnify, defend and hold harmless Landlord and Ground Lessor against and from any and all loss, liability, damage, cost and expense (including without limitation reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed
Transferee  or by  any  party  engaged  or  retained  by  Tenant  or  other
Transferor or the proposed Transferee in connection with any proposed Assignment or Sublease, including without limitation any real estate brokers, agents or sales personnel.

          12.10 Approval by Ground Lessor. The parties hereby acknowledge that any Assignment or Sublease of the Premises must be approved and consented to by the Ground Lessor. Landlord shall not be liable to Tenant for Ground Lessor's failure to approve any such Assignment or Sublease.

     13.  Destruction.

          13.1 Restoration. If a substantial portion of the Building or the other Improvements on the Premises shall be damaged or destroyed during the Term of this Sublease, the Tenant shall: immediately notify the Landlord and the Ground Lessor and may elect to promptly commence and complete the restoration of the Building and other Improvements (the "Restoration") within eighteen (18) months after such damage occurs at Tenant's sole cost and expense (even if such cost and expense exceeds the amount of insurance proceeds that is available therefor) as nearly as possible to the value, condition and character of the Improvements immediately before such damage or destruction, all in accordance with Plans and Specifications therefor which have been approved by Landlord, Ground Lessor and any other applicable parties. Tenant shall complete the Restoration of the Premises in accordance with the requirements set forth in Article 7 of this Sublease. If the Restoration is not completed within said eighteen (18) month period, Landlord, in addition to all other rights and remedies available at law or in equity shall be entitled to terminate this Sublease upon fifteen (15) days written notice to Tenant. In the event of any damage or destruction of the Premises, this Sublease shall remain in full force and effect and rent shall not abate during this period. Notwithstanding the foregoing, in the event a substantial portion of the Building is destroyed or damaged during the Term, Tenant shall not be obligated to complete the Restoration and shall notify Landlord of its election not to complete the Restoration within forty-five (45) days after the date the damage or destruction has occurred. In the event Tenant elects not to complete the Restoration or fails to make such election within the forty-five (45) day period, Landlord shall be entitled to terminate this Lease upon thirty (30) days written notice to Tenant and Tenant shall have thirty (30) days thereafter to remove the remaining structure, including all debris and rubbish, so as to surrender the Premises to Landlord in the same condition as on the date hereof.

          13.2 Insurance Proceeds. All insurance proceeds payable as a result of such casualty under policies of insurance against the same and received by Tenant shall be deposited with an escrow agent mutually agreed upon by both parties (the "Depository") and shall be applied as follows:

                    (a) in the event that Tenant elects not to complete the Restoration or fails to make such election as provided above, the insurance proceeds shall be applied by the Depository as follows:

                         (i) First, to be paid to Tenant for removal of the remaining structure, including all debris and rubbish, so as to restore the Premises to the same condition as of the Commencement Date hereof;

                         (ii) Second, to be paid to Tenant to satisfy any indebtedness incurred by Tenant solely for the construction, replacement or repair of the Building and other Improvements on the Premises;

                         (iii) Third, to be paid to Tenant for the amount expended by Tenant in connection with the construction of the ramp and the hook-up and related costs for electrical and water utilities on the Premises; and

                         (iv) Fourth, the balance, if any, of such proceeds shall be divided between Tenant and the Ground Lessor in such a way that Ground Lessor receives the amount equal to such balance multiplied by the ratio of which the numerator is the number of months that Tenant has subleased the Premises hereunder and the denominator is 408, which is the total number of months of the maximum term under this Sublease, as determined by the sum of months in the Initial Term and all five (5) Extensions Terms, and the Tenant receives the remainder, if any, of such balance.

                    (b) in the event that the Tenant elects to complete the Restoration, the insurance proceeds shall be applied by the Depository to the Tenant or as the Tenant may direct from time to time as the Restoration progresses, to pay or reimburse the Tenant for the cost of the Restoration, upon Tenant's written request accompanied by evidence satisfactory to the Landlord that an amount equaling the amount requested is then due and payable or has been paid, and is properly a part of such cost, and that the net insurance proceeds not yet advanced will be sufficient to complete the Restoration. Before such construction commences and at any time thereafter upon notice to it from the Landlord, the Tenant shall deposit with the Depository such sums as are required to complete the Restoration. Upon receipt by the Landlord and Ground Lessor of evidence satisfactory to them that such Restoration has been completed and the cost thereof paid in full, and that no mechanics', materialmen' or similar lien for labor or materials supplied in connection therewith may attach to the Premises, the balance, if any, of such proceeds shall be paid to Tenant or as it may direct.

          13.3 Application of Insurance Proceeds Upon Termination. Anything contained in the provisions of this Sublease to the contrary notwithstanding, if the Tenant elects to commence Restoration under Section 13.1, then upon the expiration or earlier termination of this Sublease before such Restoration is completed free and clear of any liens, any insurance proceeds not theretofore applied to the cost of such Restoration shall be paid directly to Landlord and Landlord shall utilize such proceeds to complete, or cause to be completed, the Restoration to the extent possible with the insurance proceeds; provided, however, that Landlord shall not be required to pay for any restoration work beyond the amount of insurance proceeds that is available therefor, or, if Landlord elects, such proceeds shall be paid to the Ground Lessor and the Landlord shall have no obligation to complete the Restoration.

          13.4 Waiver of Subrogation. Landlord and Tenant shall each obtain and maintain, throughout the Term, in any casualty insurance policies carried by such party covering any part of the Real Property, the Premises, or the contents therein, including Tenant's Property, a waiver of all rights of subrogation which the insurer of one party might have against the other party, which waiver shall be effective so long as a corresponding waiver is carried by the other party in its policies. In further implementation of the foregoing, each party hereby waives (a) any obligation on the part of the other party to make repairs necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against the other party, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. If such waiver of subrogation can be obtained under any such policy of insurance only upon payment of an additional premium and the party benefiting from such waiver shall not pay such additional premium on demand, or if such waiver cannot be obtained upon other conditions acceptable to the party benefiting from such waiver, then the party benefiting from such waiver shall be deemed to have agreed that the other party shall be released from all of its foregoing obligations and waivers under this Section 13.4. Except to the extent expressly provided in this Section 13.4, nothing contained in this Sublease shall relieve Tenant of any liability to Landlord or to its insurance carriers which Tenant may have under law or under the provisions of this Sublease in connection with any damage to the Premises or the Building by fire or other casualty.

     14.  Eminent Domain.

          14.1 Taking. As used herein, the term "Taking" shall mean a permanent or temporary condemnation or taking of all or any portion of the Premises or the Building, in any manner for public or quasi-public use, including but not limited to a conveyance or assignment in lieu of a condemnation or taking. Except as otherwise provided in Section 14.6:

                    (a) Entire Premises. If a Taking covers the entire Premises, this Sublease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking and the Annual Base Rent, any Additional Rent and all other sums and charges required to be paid by the Tenant hereunder shall be apportioned and paid to the date of termination.

                    (b) Part of Premises. If a Taking covers only a part of the Premises, this Sublease shall automatically terminate as to the portion of the Premises so taken as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or Taking.

                    (c) Substantial  Part of Premises.  If a portion of the
          Premises  is  taken  so  as  to  render  the  remaining   portion
          untenantable and unusable by Tenant, this Sublease may be terminated by Tenant as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such Taking, by written notice to Landlord within sixty (60) days following notice to Tenant of the date on which said vesting or dispossession will occur; and if Tenant fails to give such written notice to Landlord within said 60-day period, Tenant's right to so terminate this Sublease shall be deemed to have been waived by Tenant. Upon termination, the Annual Base Rent, any Additional Rent and all other sums and charges required to be paid by the Tenant hereunder shall be apportioned and paid to the date of termination.

          14.2 Restoration. If a Taking occurs and it covers less than the entire Premises and less than a substantial part of the Premises (under which circumstances the Tenant would not have a right to terminate this Sublease) then:

                    (a) this Sublease shall continue in full force and effect;

                    (b) the Tenant shall promptly give written notice to Landlord whether Tenant elects to complete Restoration of the Premises in accordance with the terms of this Article 14;

                    (c) whether or not the condemnation proceeds are available or adequate for such purposes and regardless of the cost of Restoration, the Tenant may elect, promptly after the date of Taking, to commence and complete Restoration of the Premises with reasonable diligence at the Tenant's expense, as nearly as possible to its value, condition and character immediately before such Taking, all in accordance with Plans and Specifications therefor which shall have been approved in writing by the Landlord and Ground Lessor and in accordance with the requirements set forth in Article 7 of this Sublease; and

                    (d) in the event the Tenant elects to complete the Restoration, the condemnation proceeds shall be paid to an escrow agent mutually approved by the parties (the "Depository"), and shall be paid by the Depository in the following order:

                         (i) First, the Depository shall reimburse the Tenant for the cost of restoring the Premises, upon the Tenant's written request accompanied by evidence satisfactory to the Landlord that an amount equalling the amount requested is then due and payable or has been paid, and is properly a part of such cost, and that the condemnation proceeds not yet advanced will be sufficient to complete such Restoration. Before such construction commences and at any time thereafter upon notice to it from the Landlord or the Ground Lessor, the Tenant shall deposit with the Depository such sums as are required (in addition to any amount then held by the Depository for such purpose) to complete such Restoration; and

                         (ii)  Second,   the   Depository   shall  pay  the
          remaining condemnation proceeds, if any, to the Tenant or as it may direct.

                    (e) In the event Tenant elects not to commence Restoration or fails to make such election within sixty (60) days of the Taking, Landlord shall be entitled to terminate this Sublease upon thirty (30) days written notice to Tenant and the condemnation proceeds shall be applied as follows:

                         (i) First, to be paid to Tenant for removal of the remaining structure, including all debris and rubbish, so as to restore the Premises to the same condition as of the Commencement Date hereof;

                         (ii) Second, to be paid to Tenant to satisfy any indebtedness incurred by Tenant solely for the construction, replacement or repair of the Building and other Improvements on the Premises;

                         (iii) Third, to be paid to Tenant for the amount expended by Tenant in connection with the construction of the ramp and the hook-up and related costs for electrical and water utilities on the Premises; and

                         (iv) Fourth, the balance, if any, of such proceeds shall be divided between Tenant and the Ground Lessor in such a way that Ground Lessor receives the amount equal to such balance multiplied by the ratio of which the numerator is the number of months that Tenant has subleased the Premises hereunder and the denominator is 408, which is the total number of months of the maximum term under this Sublease, as determined by the sum of months in the Initial Term and all five (5) Extensions Terms, and the Tenant receives the remainder, if any, of such balance.

          14.3 Application of Proceeds Upon Termination. Anything contained in the provisions of this Sublease to the contrary notwithstanding, if the Tenant elects to commence Restoration under Section 14.2(b), then upon the expiration or earlier termination of this Sublease before such Restoration is completed free and clear of any such liens, any of the condemnation proceeds not theretofore applied to the cost of such Restoration shall be paid to the Landlord and Landlord shall utilize such proceeds to complete, or cause to be completed, the Restoration to the extent possible with condemnation proceeds; provided, however, that the Landlord shall not be required to pay for any restoration work beyond the amount of condemnation proceeds that is available therefor, or, if Landlord elects, such proceeds shall be paid to the Ground Lessor and the Landlord shall have no obligation to complete the Restoration.

          14.4 Condemnation Award. In the event of a Taking, Landlord and Tenant shall each be entitled to seek separate condemnation awards for their respective interests hereunder.

          14.5 Rental Abatement. In the event of a Taking that does not result in a termination of this Sublease as to the entire Premises, then except as otherwise provided in Section 14.4 the Rent shall abate in proportion to the portion of the Premises covered by such Taking, but only to the extent that such Taking materially interferes with the conduct of Tenant's business on the remaining portion of the Premises.

          14.6 Temporary Taking. Notwithstanding any other provision of this Article 14 and subject to the provisions of Article 27 hereafter, if a Taking occurs with respect to all or any portion of the Premises for a limited period of time, but in no event more than thirty (30) consecutive days during the Term of this Sublease, this Sublease shall remain unaffected thereby and Tenant shall continue to pay in full all Rent. Rent shall abate if the temporary Taking occurs for longer than the thirty (30) day period. In the event of any such temporary Taking, Landlord and Tenant shall be entitled to seek separate condemnation awards for their interests in the Premises hereunder.

     15.  Expansion Option.

          15.1 Option. Tenant shall have the exclusive option (the "Expansion Option") to sublease approximately 45,000 square feet of additional improved apron space, designated as the "Option Lease Area" on Exhibit B attached hereto (the "Option Premises"), which Expansion Option shall commence on the Commencement Date of this Sublease and shall expire on the third (3rd) year anniversary of the Commencement Date of this Sublease (the "Option Period").

          15.2 Exercise. Provided Tenant is not in default under this Sublease or the Fuel Sales Agreement, Tenant may exercise the Expansion Option by giving notice of such exercise to Landlord six (6) months prior to the date Tenant desires to occupy the Option Premises, but in no event later than the date which is six (6) months prior to the expiration of the Option Period. If Tenant fails to timely exercise the Expansion Option, the Expansion Option shall be null and void and of no further force and effect.

          15.3 Covenant to Build Expansion Facility. In the event Tenant exercises the Expansion Option, Tenant shall be obligated to build an expansion facility (the "Expansion Facility") for the purpose set forth in
Section 5.1 of this Sublease. Such Expansion Facility shall be completed in accordance with Article 7 of this Sublease. In the event Tenant fails to complete the Expansion Facility within two (2) years after the date the Expansion Option is exercised, Landlord shall have the right, in addition to all other rights and remedies, to terminate this Sublease; provided, however, that such two (2) year period may be extended as necessary for delays due to labor disputes, Acts of God or the public enemy, casualty or other conditions or causes beyond Tenant's control, so long as Tenant notifies Landlord of the delay and the reasons for such delay and so long as Tenant thereafter recommences construction as soon as possible. In the event that the Landlord terminates this Sublease, the Landlord shall complete the Expansion Facility only to the extent that the Tenant, the Tenant's lenders, or the payment bond and the performance bond that the Tenant has obtained supply funds for the payment thereof; provided, however, that the Landlord shall not be required to pay for any completion work with its own funds.

          15.4 Rental and Terms. In the event Tenant exercises the Expansion Option, the Option Premises shall be deemed included in the Premises, and Tenant will lease the Option Premises on the same terms and conditions as this Sublease, including, but not limited to the prevailing Base Rent (on a per-square-foot basis) then in effect at the time the Expansion Option is exercised. The Base Rent then in effect hereunder shall thereupon be increased accordingly, and any future Rental Adjustments relating to the Premises shall be based on the area of the Premises including the Option Premises.

          15.5 "As Is". In the event Tenant exercises this Expansion Option, Landlord shall demise the Option Premises to Tenant "as is" in the same physical state and condition existing as of the date the Expansion Option is exercised.

          15.6 Amendment. If Tenant sends to Landlord the Expansion Notice, then Landlord should prepare an Amendment to this Sublease to reflect changes in the size of the Premises, Annual Base rent and Tenant's Percentage Share, all of which shall be increased by each rentable square foot by which the Premises are increased by the addition of the Option Premises, which Amendment shall be subject to the approval of the Ground Lessor. Tenant shall have twenty (20) days from the date of receipt of such Amendment to enter into the same.

     16.  Common Areas.

          16.1 Landlord Common Area. Tenant, its employees, agents, servants, licensees, subtenants, contractors, customers or invitees shall have the right to use the area designated on Exhibit B attached hereto as the "Landlord Common Area" on a non-exclusive basis for the purpose of taxiing planes, vehicles and other equipment and machinery to and from the Premises so long as such use does not interfere with Landlord's use of the Landlord Common Area. Tenant shall not be permitted to park any planes, vehicles and other machinery or equipment on the Landlord Common Area.

          16.2 Tenant Common Area. Tenant, its employees, agents, servants, licensees, subtenants, contractors, customers or invitees shall have the right to use the area designated on Exhibit B attached hereto as the "Tenant Common Area" on a non-exclusive basis for the purpose of taxiing planes, vehicles and other equipment and machinery to and from the Premises, and the parking of planes, vehicles and other machinery or equipment; provided that Tenant's use of the Tenant Common Area shall not interfere with the non-exclusive use of the Tenant Common Area by Landlord for taxiing planes, vehicles and other machinery.

          16.3 Tenant Option Common Area. In the event Tenant exercises the Expansion Option, Landlord and Tenant agree that the portion of the Landlord Common Area designated on Exhibit B as the "Tenant Option Common Area" shall thereafter be included in the Tenant Common Area and excluded from the Landlord Common Area, and Tenant, its employees, agents, servants, licensees, subtenants, contractors, customers or invitees shall have the right to use the Tenant Option Common Area on the same basis as the Tenant Common Area. (The Landlord Common Area, the Tenant Common Area and Tenant Option Common Area are hereinafter collectively referred to as the "Common Areas".)

          16.4 Taxiways. Landlord and Tenant shall have the right to utilize the taxiways (the "Taxiways") identified in Exhibit B. Neither Tenant nor Landlord are permitted to park vehicles, planes, machinery or other equipment on the Taxiways.

          16.5 Rules and Regulations. Landlord may promulgate reasonable rules and regulations relating to the use of the Common Areas by Landlord and Tenant.

          16.6 Additional Common Area Rent. Landlord and Tenant hereby acknowledge that the Common Areas are located on a portion of the Land designated as improved apron space by the Ground Lessor, and Landlord is obligated to pay Ground Lessor rental for such improved apron space ("Apron Space Rental") commencing September 1, 1998. Tenant shall be responsible for its pro rata share of Apron Space Rental as and when such Apron Space Rental is payable by Landlord. Tenant's share of such Apron Space Rental shall be Additional Rent hereunder, and shall be payable on or before the date such Apron Space Rental is payable to Ground Lessor by Landlord.

     17.  Default.

          17.1 Events of Default by Tenant. Any vacation or abandonment of the Premises for a continuous period in excess of five (5) business days or any failure to pay any Rent as and when due, or any failure to perform or comply strictly with any material covenant or condition of or representation made under this Sublease (including any Exhibits hereto), or any default under the terms of the Fuel Sales Agreement of even date hereof, shall constitute a default hereunder by Tenant, subject in the specific instances set forth below to the expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of receipt of written notice from Landlord within which to cure any default in the payment of Rent. Tenant shall have a period of fifteen (15) days from the date of receipt of written notice from Landlord within which to cure any other default under this Sublease; provided, however, that with respect to any default other than the payment of Rent that cannot reasonably be cured within fifteen (15) days, the default shall not be deemed uncured if Tenant commences to cure such default within fifteen (15) days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time.

          17.2 Rights and Remedies of Landlord. Upon the occurrence of a default by Tenant which is not cured by Tenant within the applicable grace period specified in Section 17.1, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord at law or in equity:

                    (a) The right to terminate Tenant's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the fair and reasonable rental value of the Premises for the same period. In the computation of such amount the difference between any installment of Rent becoming due hereunder and after the date of termination of this Sublease and the reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to its present value as of the date of termination of this Sublease at the rate of six percent (6%) per annum.

                    (b) The right to continue this Sublease in effect and to enforce all of its rights and remedies under this Sublease, including the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the
          Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Sublease shall not constitute a termination of Tenant's right to possession. If Landlord exercises its rights under this subsection (b), Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and upon such other terms as Landlord in its sole and absolute discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to Rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent owing hereunder for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as Rent for the Premises for such period pursuant to such subletting, or (ii) at the option of Landlord, rents received from such subletting shall be applied, first, to payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received from such subletting under clause (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly within five (5) days following written notice from Landlord. For all purposes set forth in this Section 17.2(b) and in Section 17.2(d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking of possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Sublease or Tenant's right to possession unless a written notice of such intention is given to Tenant. No action taken by Landlord pursuant to this paragraph shall be deemed a waiver of any default by Tenant, and notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Sublease for such previous default. Notwithstanding the foregoing, Landlord shall use reasonable efforts to mitigate the damages hereunder.

                    (c) The right to terminate this Sublease and dispossess Tenant by giving notice to Tenant in accordance with applicable Texas law.

                    (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable Texas law.

                    (e) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Section 17.2(b) and
          Section 17.2(d).

          17.3 Events of Default by Landlord. In the event Landlord fails to perform any covenant or condition or breaches any representation made under this Sublease (including any Exhibits thereto), this shall constitute an event of default by Landlord. Landlord shall have a period of fifteen
(15) days from receipt of written notice from Tenant within which to cure any default under this Sublease; provided, however, that with respect to any default which cannot be cured within fifteen (15) days, the default shall not be deemed to be uncured so long as Landlord commences to cure such default within fifteen (15) days from Tenant's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time. In the event of a default by Landlord, Tenant shall be entitled to all rights and remedies at equity or at law.

          17.4 Indemnities. Termination of this Sublease under this Article 17 and exercise of any remedies of Landlord as provided herein shall not affect or terminate the right of Landlord and Ground Lessor to enforce any and all indemnities given Landlord or Ground Lessor by Tenant under the terms of this Sublease, which indemnities shall survive any termination of this Sublease.

     18.  Insolvency or Bankruptcy.

          The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or the commencement of a case or proceeding by or against Tenant or any other action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief act or statute, whether now existing or hereafter amended or enacted, shall constitute a breach of this Sublease by Tenant. Upon the happening of any such event, this Sublease shall automatically terminate without further notice of termination from Landlord to Tenant, provided that Landlord may enforce any of its remedies under Section 17.2, except subsection (b) thereof, and provided further that neither such termination nor exercise of remedies shall affect or terminate the right of Landlord to enforce any and all indemnities given Landlord by Tenant under the terms of this Sublease. In no event shall this Sublease be assigned or assignable by operation of law or by virtue of or in any voluntary or involuntary bankruptcy, reorganization or insolvency case or proceeding or otherwise, and in no event shall this Sublease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, reorganization, insolvency or other debtor relief proceeding.

     19.  Fees and Expenses; Indemnity; Insurance.

          19.1 Fees and Expenses. If Tenant shall default in the performance of any of its obligations under this Sublease, Landlord, at any time thereafter and with reasonable notice (unless in the case of an emergency), may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving such default or any rights or remedies of Landlord on account of such default. Except as specifically provided to the contrary in this Sublease, Tenant shall pay to Landlord, within five (5) days after delivery by Landlord to Tenant of bills or statements therefor:
(a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with any remedying by Landlord for Tenant's account pursuant to the immediately preceding sentence; (b) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 19.2; (c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect any Rent or in enforcing or attempting to enforce any rights of Landlord under this Sublease or pursuant to law. Tenant's obligations under this Section 19.1 shall survive the expiration or other termination of this Sublease.

          19.2 Indemnification. Tenant agrees to indemnify Landlord and Ground Lessor against and save Landlord and Ground Lessor harmless from any and all loss, cost, liability, damage and expense including, without limitation, any reasonable counsel fees incurred in attempting to collect any Rent or in enforcing or attempting to enforce any rights of Landlord or Ground Lessor under this Sublease or pursuant to law. Tenant's obligations under this Section 19.2 shall survive the expiration or other termination of this Sublease.

          19.3 Additional Indemnification. Tenant agrees to indemnify Landlord and Ground Lessor against and save Landlord and Ground Lessor harmless from any and all loss, cost, liability, damage and expense including, without limitation, penalties, fines and reasonable counsel fees and disbursements, incurred in connection with or arising from any cause whatsoever in, on or about the Premises, including, without limiting the generality of the foregoing (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Sublease or the Ground Lease on Tenant's part to be observed or performed, or (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person or entity claiming through or under Tenant, or (c) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever, or (d) any acts, omissions or negligence of Tenant or any person or entity claiming through or under Tenant, or of the contractors, agents, servants, employees, customers, visitors or licensees of Tenant or any such person or entity, in, on or about the Premises, or all or any part of the Real Property, either prior to, during, or after the expiration of, the Term including, without limitation, any acts, omissions or negligence in the making or performing of any Tenant Changes. Tenant further agrees to indemnify and save harmless Landlord and Landlord's agents, and the lessor or lessors under the Ground Lease and under all other ground or underlying leases, from and against any and all loss, cost, liability, damage and expense including, without limitation, reasonable counsel fees and disbursements, incurred in connection with or arising from any claims by reason of injury to persons or damage to property occasioned by any default, use, occupancy, condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence. In the event any action or proceeding is brought against Landlord or Ground Lessor for any claim against which Tenant is obligated to indemnify Landlord or Ground Lessor hereunder, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's sole expense by counsel selected by Tenant and reasonably approved by Landlord. Tenant's obligations under this Section
19.3 shall survive the expiration or other termination of this Sublease.

          19.4 Insurance. Tenant shall procure at its cost and expense and keep in effect during the Term (a) comprehensive general liability insurance, including without limitation contractual liability and specific coverage of risks arising out of any activities of Tenant pursuant to
Article 7, with a minimum combined single limit of liability of Three (3) million dollars ($3,000,000.00), which limit of liability Landlord may increase from time to time in its reasonable discretion to a level then generally maintained by prudent Fixed Base Operations ("FBOs") for the coverage of comparable risks by giving written notice to Tenant of such adjustment in the required limit of liability of Tenant's insurance, and which insurance shall specifically include all liability (subject to standard policy exclusions) assumed hereunder by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder); (b) insurance against damage or destruction by fire, lightning and other risks from time to time included under generally available extended coverage endorsements in an amount adequate to cover the cost of replacement of all Improvements, Tenant Changes and Tenant's Property and within the Premises; (c) workmen's compensation insurance having such limits, and under such terms and conditions, as are required by applicable law; and (d) Builders Risk insurance during the period of construction, in an amount determined by Landlord in its reasonable discretion. To the extent that either of Landlord or Ground Lessor, or both of them, have an insurable interest hereunder, such insurance shall name Landlord and Ground Lessor as an additional insured, shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord and Ground Lessor shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver policies of such insurance or certificates thereof to Landlord and Ground Lessor on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, upon three (3) days prior written notice to Tenant, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of a statement therefor. Tenant's compliance with the provisions of this Section
19.4 shall in no way limit Tenant's liability under any of the other provisions of this Article 19.

          19.5 Landlord Not Responsible. Landlord shall not be responsible for or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying or using any part of the Real Property, or for any loss or damage resulting to Tenant or its property from burst, damaged, stopped or leaking water, gas, sewer, steam, air or heat pipes or ducts or from any electrical equipment accidents or malfunctions, or for any damage or loss of property within the Premises from any causes whatsoever, including theft.

     20.  Access to Premises; Security.

          20.1 Access to Premises. Landlord reserves and at all times during the Term shall have the right to enter the Premises at all reasonable times upon prior notice to Tenant (except in the case of emergencies) to inspect same, to show the Premises to prospective purchasers, mortgagees and tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building. Landlord may for any of the above purposes erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance in writing by Tenant), and Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall have the right to enter and inspect any special security areas referred to in the immediately preceding sentence upon notice to Tenant, provided that Tenant may require Landlord to be accompanied by a representative of Tenant during such inspection. Tenant shall be liable to Landlord for all of Landlord's damages, including consequential damages, to the extent Landlord is unable to protect all or any part of the Real Property during an emergency because of Landlord's lack of access to a special security area. Landlord acknowledges that in gaining access to the Premises it may be exposed to certain confidential information. Landlord and its agents and employees shall use reasonable measures not to disclose such confidences to third parties.

          20.2 Security. Landlord shall have no obligation to furnish guards, watchmen, patrols or similar security personnel for the Building and the Premises at any time during the Term, and Tenant hereby expressly assumes (i) the obligation to furnish such security personnel, at such hours and at such stations, as Tenant deems necessary or desirable for the safety of Tenant's employees and invitees, and (ii) any and all risk of injury, damage or loss sustained to or by persons or property arising out of the absence of security personnel at the Building and the Premises and abrogation of any responsibility on the part of Landlord to furnish security personnel for the Building or the Premises pursuant to this Sublease.

     21.  Notices.

          Except as otherwise expressly provided in this Sublease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Sublease shall be effective only if rendered or given in writing, sent by certified mail or delivered personally, as follows:

            If to Tenant:

                  K-C Aviation Inc.
                  7350 Cedar Springs
                  Dallas, Texas 75234-0145
                  Attention:  Richard Emery

            With a copy to:

                  Bradford Bates
                  K-C Aviation Inc.
                  1201 Pennsylvania Avenue, N.W.
                  Suite 730
                  Washington, D.C. 20004

            If to Landlord:

                  Dalfort Aviation
                  7701 Lemmon Avenue
                  Dallas, Texas 75209
                  Attention: Vice President/Controller

            With a copy to:

                  Cyril David Kasmir
                  Kasmir & Krage
                  2001 Bryan Tower
                  Suite 2700
                  Dallas, Texas 75201-3059

or to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section 21. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given upon the earlier of receipt or five (5) days after the date when it shall have been mailed as provided in this Section 21. If sent by certified mail, or upon the date personal delivery is made, provided, however, that any refusal to accept personal delivery or delivery by mail shall be deemed to constitute receipt thereof. If Tenant is notified of the identity and address of any ground or underlying lessors of the Land or any part thereof, or any mortgagees or deed of trust beneficiaries of Landlord, at Landlord's request Tenant shall give to such ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, notice of any default by Landlord under the terms of this Sublease, which notice shall be in writing sent by certified mail, and such ground or underlying lessors, or such mortgagees or beneficiaries, as applicable, shall be given a reasonable opportunity, but shall have no obligation, to cure such default prior to Tenant exercising any remedy available to it.

     22.  Mutual Waivers.

          22.1 No Waiver. No failure by either party to insist upon the strict performance of any obligation of the other party under this Sublease or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of such term, covenant or condition. No acceptance of full or partial Rent during the continuance of any such breach, and no acceptance of the keys to or possession of the Premises by any employee of Landlord prior to the termination of the Term, shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Sublease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent then due under this Sublease shall be deemed to be other than on account of the first items of such Rent then accruing or becoming due, unless Landlord elects otherwise; and no endorsement or statement on any check and no letter or other writing accompanying any check or other payment of Rent in any such lesser amount and no acceptance of any such check or other such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other legal remedy.

          22.2 Written Instrument. Neither this Sublease nor any term or provision hereof may be changed, waived, discharged or terminated orally, and no breach thereof shall be waived, altered or modified, except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought, and subject in any event to the provisions of Section 11.1. No waiver of any breach shall affect or alter this Sublease, but each and every term, covenant and condition of this Sublease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. The consent of Landlord given in any instance under the terms of this Sublease shall not relieve Tenant of any obligation to secure the consent of Landlord in any other or future instance under the terms of this Sublease.

     23.  Tenant's Certificates.

          Tenant  at any time and from  time to time upon not less than ten
(10) days' prior written notice from Landlord or Ground Lessor will execute, acknowledge and deliver to Landlord and, at Landlord's request, to any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of any part of the Real Property, a certificate of Tenant stating: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor), (b) the Commencement and Expiration Dates of this Sublease, (c) that this Sublease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (d) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Sublease (and, if so, specifying same), (e) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Sublease (and, if so, specifying same), (f) the dates, if any, to which the Rent has been paid, and (g) any other information, including, without limitation, any public financial information of Tenant or its parent or affiliate corporations, that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this
Section 23 may be relied upon by Landlord and any prospective purchaser or any then current or prospective ground or underlying lessor or mortgagee of all or any part of the Real Property.

     24.  Guaranty.

          [INTENTIONALLY DELETED]

     25.  Authority.

          25.1 Authority of Tenant. Each of the persons executing this Sublease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing Delaware corporation, Tenant has full right and authority to enter into and perform this Sublease, and that each and all of the persons signing on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

          25.2 Authority of Landlord. Each of the persons executing this Sublease on the part of Landlord does hereby covenant and warrant that Landlord is a duly authorized and existing Nevada corporation, Landlord has full right and authority to enter into and perform this Sublease, and that each and all of the persons behalf of Landlord are authorized to do so. Upon Tenant's request, Landlord shall provide Tenant with evidence reasonably satisfactory to Tenant confirming the foregoing covenants and warranties.

     26.  Arbitration.

          Any dispute, controversy or claim which this Sublease expressly requires or permits to be submitted to arbitration, or the determination of the amount of any abatement of Rent provided for in this Sublease which is not agreed to by the parties within a reasonable time following the event or condition giving rise to such abatement, shall be settled by arbitration in the City of Dallas by three arbitrators, one of whom shall be selected by Landlord, one of whom shall be selected by Tenant and the other of whom shall be selected by the mutual agreement of the arbitrators so selected by Landlord and Tenant. Such arbitration shall be conducted in accordance with the Rules of Commercial Arbitration of the American Arbitration Association, or its successor. The arbitrators shall have no power to modify any of the provisions of this Sublease and their jurisdiction is limited accordingly. The expenses of arbitration shall be borne equally by the parties, provided that each party shall be responsible for the fees and expenses of its own experts, evidence and attorneys, and of the arbitrator appointed by such party. The decision of the arbitrators shall be conclusive, nonappealable and binding upon the parties hereto, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. It is understood and agreed by the Landlord and Tenant that the Ground Lessor shall not be subject to or bound by arbitration.

     27.  Termination of Sublease by Tenant.

          Tenant may terminate this Sublease and its obligations hereunder so long as Tenant is not in default in the payment of any amount due the Landlord, by giving Landlord thirty (30) days written notice upon or after the happening of any one of the following events:

                    (a) The issuance by any court of competent jurisdiction of any injunction preventing or restraining the use of Love Field Airport for the purposes described herein, the same to remain in force and effect for a period of ninety (90) consecutive days or more. Landlord shall not be liable to Tenant if the latter is so dispossessed; but any time that such takes place, the rental required of Tenant shall be abated and that period of time shall be added as an extension to the term of the Sublease; provided, however, that in no event shall the term of this Sublease be extended beyond the term of the Ground Lease; and

                    (b) The assumption by the United States Government or any agency or instrumentality thereof of the operation, control or use of Love Field Airport for national defense in such a manner as to preclude Tenant, for a period of ninety (90) consecutive days or more, from using the Premises in the conduct of its business. Landlord shall not be liable to Tenant if the latter is so dispossessed; however, for any time that such takes place, the rental required of Tenant shall be abated, and that period of time shall be added as an extension of the Term of the Sublease.

     28.  Affirmative Covenants.

          28.1 Affirmative Covenants. In consideration for the improvements to the Love Field Airport to be undertaken by the City with the assistance of Federal funds to be provided to the City subject to certain assurances being made by tenants and subtenants doing business at the Airport, Tenant assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to ensure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart E. Tenant assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this subpart. Tenant assures that it will require that its covered suborganizations provide assurances to Landlord and Ground Lessor that such suborganizations similarly will undertake affirmative action programs and that they will require assurances from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect.

          28.2 No Exclusion. Tenant assures that no person shall be excluded from participation in, denied the benefits of, or otherwise discriminated against in connection with the performance of the Sublease on the grounds of race, color, national origin or sex.

          28.3 Review of Federal Regulations. Tenant acknowledges that it has read the applicable Federal Regulations, 14 CFR Part 152, Subpart E, and 49 CFR Part 23.

     30.  Landlord's Increased Leasehold Area.

          30.1 The parties hereby acknowledge that a portion of the Building and Improvements which Tenant proposes to construct in accordance with the Plans and Specifications will be situated on property which is currently being leased to Tenant by the Ground Lessor pursuant to that certain Lease dated January 25, 1978, by and between Tenant, as tenant, and the Ground Lessor, as landlord (the "K-C Lease"). Concurrently with the execution of this Sublease and effective as of the date hereof, the Ground Lessor will enter into a Second Amendment to Lease (the "K-C Amendment") with respect to the K-C Lease to delete the property that is designated as "Parcel E" on Exhibit B attached hereto (the "K-C Land"). The Ground Lessor will further amend the Ground Lease by entering into a 1989 Amendment to Love Field Terminal and Air Cargo Facility Lease and Agreement (the "1989 Amendment") with Landlord to provide that the Ground Lease will include the K-C Land.

          30.2 The 1989 Amendment will provide that Landlord will be obligated to pay the same rental rate for the K-C Land that Tenant was required to pay under the K-C Lease at the time of the K-C Amendment. Landlord and Tenant hereby agree that the rent payable by Landlord for the K-C Land pursuant to the 1989 Amendment, as well as any additional payments or adjustments relating to the K-C Land which are due and owing during the Term of this Sublease, shall be paid by Tenant as Additional Rent hereunder. Tenant shall make such payments to Landlord concurrently with the payment by Tenant of the monthly installments of Base Rent payable hereunder.

     31.  Miscellaneous.

          31.1 Landlord and Tenant. The words "Landlord" and "Tenant" as used herein shall include the permitted successors and assigns of each. The plural number shall include the singular, and vice-versa. Words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Sublease imposed on Tenant shall be joint and several. The captions preceding the articles of this Sublease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Sublease. As used herein, the term "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

          31.2 Successors and Assigns. The terms, covenants and conditions contained in this Sublease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns; provided, however, upon the sale, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Real Property as owner or ground lessee, including any transfer by operation of law, the Landlord (or subsequent landlord) shall be relieved from all subsequent obligations or liabilities under this Sublease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities, and Landlord shall also be relieved of all responsibility or liability for any security deposit of Tenant held by Landlord upon the transfer thereof to any grantee, assignee or transferee in connection with such sale assignment or transfer.

          31.3 Validity of Provisions. If any provision of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and be enforced to the full extent permitted by law.

          31.4 Applicable Laws. This Sublease shall be construed and enforced in accordance with the laws of the State of Texas.

          31.5 Execution and Delivery. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant and approval by Ground Lessor. Tenant shall not be authorized to record this Sublease or any memorandum thereof without Landlord's prior written consent.

          31.6 No Representations or Warranties. This instrument, including the Exhibits hereto, which are hereby made a part of this Sublease, contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Real Property or this Sublease except as may be expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

          31.7 Review of Documents. The review, approval, inspection or examination by Landlord or Ground Lessor, of any plans, specifications or any other item to be reviewed, approved, inspected or examined by Landlord or Ground Lessor under the terms of this Sublease (including any of the Exhibits attached hereto) shall not constitute the assumption of any responsibility for or any representation by Landlord or Ground Lessor as to the accuracy or sufficiency of such plans, specifications or other item, or the quality or suitability of such plans, specifications or other item for its or their intended use. Any such review, approval, inspection or examination by Landlord or Ground Lessor is for the sole purpose of protecting Landlord's and Ground Lessor's interests under this Sublease, and neither Tenant nor any person or entity claiming through or under Tenant nor any third party, including, without limitation, the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity shall. have any rights hereunder or claim against Landlord or Ground Lessor on account of any such review, approval, inspection or examination by Landlord.

          31.8 Legal Expenses. In the event that either Landlord or Tenant fails to perform any of its obligations under this Sublease or in the event a dispute arises concerning the meaning or interpretation of any provision of this Sublease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable counsel fees.

          31.9 Surrender of Premises. Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition which existed upon final completion and acceptance of the Building or other Improvements on the Premises, ordinary wear and tear and the provisions of Article 13 excepted.

          31.10 Quiet Enjoyment. Upon Tenant paying the Rent and performing all of Tenant's obligations under this Sublease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Sublease and to any mortgages and deeds of trust and the Ground Lease referred to in Article 11.

          31.11 Holding Over. Any holding over after the expiration of the Term with the express written consent of Landlord shall be construed to be a tenancy from month to month at double the Base Rent herein specified (prorated on a monthly basis), and shall otherwise be on the terms and conditions herein specified so far as applicable. Any holding over without Landlord's express written consent shall constitute a continuing default by Tenant and entitle Landlord to exercise any or all of its remedies as provided in Article 17, notwithstanding that Landlord may elect to accept one or more payments of Rent from Tenant. At the option of Landlord exercised by written notice to Tenant, and not otherwise, such holding over shall constitute a renewal of this Sublease for a period of one (1) year at the Basic Rent specified in this Section 31.11. Any holding over after the expiration or termination of the Ground Lease shall be subject to the approval of the Ground Lessor.

          31.12 Brokers. Each party hereto represents to the other that it has dealt with no broker in connection with the execution and delivery of this Sublease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all losses, costs, damages, liabilities and expenses (including without limitation court costs and reasonable counsel fees) resulting from a breach by the indemnifying party of the foregoing representation.

          31.13 Cumulative Remedies; Survival of Indemnities. All rights and remedies of either party set forth herein shall be cumulative, unless specifically provided to the contrary herein. All provisions of this Sublease requiring one party to indemnify the other with respect to any matter, occurrence, condition, event, claim or liability shall survive the expiration or other termination of this Sublease.

          31.14 Time is of Essence. Time is of the essence with respect to the performance of the obligations of the parties hereto as set forth in this Sublease and all Exhibits hereto.

          31.15 Approval of Ground Lessor. Notwithstanding anything to the contrary contained herein, this Sublease shall not become effective, and the parties shall not have any obligations or liabilities under or in connection with this Sublease, unless and until this Sublease shall have received the written approval of the Ground Lessor and all mortgagees or trust deed beneficiaries presently holding any lien on or security interest in all or any part of the Real Property. Landlord shall use its best efforts to secure such approval, provided that Landlord shall not be deemed to have agreed to pay any consideration for such approval to any such mortgagee or beneficiary. Upon receipt of such written approval, Landlord shall promptly send Tenant written notice thereof. If this Sublease is disapproved by the Ground Lessor or any such mortgagee or beneficiary, or if written notice of approval is not received from such mortgagee or beneficiary within sixty (60) days from the date of execution of this Sublease, this Sublease shall be deemed cancelled and of no further force or effect, and neither party shall have any further liability to the other hereunder.

          31.16 Third Party Beneficiary. The parties hereto intend that the City of Dallas be a third party beneficiary with respect to this Sublease and the provisions, covenants and indemnities set forth herein.

          31.17 Headings. The titles and headings contained in this Sublease are used for convenience of reference only and shall not be construed as part of this Sublease.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Sublease the day and year first above written.

LANDLORD:                           DALFORT AVIATION SERVICES, a
                                    Division of Dalfort Corporation


                                    By: /s/ Ronald G. Kiripolsky
                                       ------------------------------
                                       RONALD G. KIRIPOLSKY
                                       PRESIDENT AND CHIEF
                                       EXECUTIVE OFFICER


TENANT:                             K-C AVIATION INC., a Delaware
                                    corporation


                                    By: /s/    [Illegible]
                                       ------------------------------
                                       Name:[Illegible]
                                       Title:  President


CONSENT:  CITY OF DALLAS
RICHARD KNIGHT, JR., City Manager

By: /s/ Richard Knight, Jr.
   --------------------------
   Assistant City Manager


Date:  June 1, 1989

                         FIRST ADDITIONAL AGREEMENT


          In connection with that certain Sublease that was entered into effective as of January 17, 1989 (the "Sublease"), by and between Dalfort Aviation Services (the "Landlord") and K-C Aviation Inc. (the "Tenant"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and the Tenant hereby additionally agree as follows:

          (1) As used in this First Additional Agreement, each term having its initial letter capitalized shall have the same meaning that was given to such term in the Sublease unless it is otherwise defined herein.

          (2) In the event that the Tenant exercises the Expansion Option that is set forth in Article 15 of the Sublease, the Landlord agrees that it will provide, without additional charge and to the extent then available at no cost or expense to the Landlord, a reasonable number of parking spaces on the southwesterly side of the Option Premises in the area that is designated as "Tenant Option Common Area" on Exhibit B for use by the Tenant during the term of the Sublease.

          (3) Except as amended hereby, the Sublease shall remain in full force and effect. In the event of any conflict between the Sublease and this First Additional Agreement, the provisions of this First Additional Agreement shall control.

          IN WITNESS WHEREOF, Dalfort Aviation Services, the Landlord, and K-C Aviation Inc., the Tenant, have executed this First Additional Agreement effective as of the 17th day of January, 1989.


                                   Dalfort Aviation Services
                                   Landlord

                                   By:   /s/ Ronald G. Kiripolsky
                                        ----------------------------
                                        Ronald G. Kiripolsky
                                        President and Chief
                                        Executive Officer


                                   K-C Aviation Inc.
                                   Tenant


                                   By:    /s/ R.W. Emery
                                        ----------------------------
                                        Name:  /s/ R.W. Emery
                                             -----------------------
                                       Title:  /s/ President
                                             -----------------------